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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 Current Report

                             Dated November 4, 2004

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000



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Item 2.02. Results of Operations and Financial Condition

     On November 4, 2004, Zale Corporation issued a press release reporting its sales results for the first fiscal quarter ended October 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




           ZALE  CORPORATION
           -----------------
           Registrant


Date: November 4, 2004                           By: /s/ Cynthia T. Gordon
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                                                 Cynthia T. Gordon
                                                 Senior Vice President,
                                                 Controller
                                                 (principle accounting officer
                                                 of the registrant)



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                                  EXHIBIT INDEX
                                  -------------

99.1           Press Release of Zale Corporation issued November 4, 2004.